March 1, 1997



The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York  10081
Attention:  Mr. Jaimin Patel

The Boatmen's National Bank of St. Louis
One Boatmen's Plaza
800 Market Street
St. Louis, Missouri  63166-0236
Attention:  Mr. Thomas C. Guyton

Mercantile Bank of St. Louis National Association
#1 Mercantile Center, 12th Floor
P.O. Box 524
St. Louis, Missouri  63101
Attention:  Mr. Timothy W. Hassler

Gentlemen:

Re: Extension and further amendment of the line of credit agreement dated August 19, 1996, as amended by letter dated December 23, 1996, among Laclede Gas Company (the "Company" or "Laclede"), The Chase Manhattan Bank ("Chase"), The Boatmen's National Bank of St. Louis ("Boatmen's") and Mercantile Bank of St. Louis National Association ("Mercantile") (each a "Bank" and collectively the "Banks". Said line of credit agreement, as previously amended shall hereinafter be called the "Line of Credit Agreement").

This amendatory agreement will confirm our agreement to further amend and extend the term of the above-referenced Line of Credit Agreement from March 1, 1997 to April 1, 1997, on the same terms and conditions set forth in the above-referenced Line of Credit Agreement; subject only to the terms and modifications expressly set forth in numbered Paragraphs 1 through 5 below, each of which Paragraphs shall be effective on March 1, 1997.
















                                 Page 30

The Chase Manhattan Bank
The Boatmen's National Bank of St. Louis
Mercantile Bank of St. Louis National Association
March 1, 1997




            1. NEW MAXIMUM AMOUNTS OF ADVANCES. The combined aggregate principal amount of Advances at any time outstanding from any Bank under the Line of Credit Agreement shall not, on or after March 1, 1997, exceed the amount set forth opposite the name of such Bank below (such Bank's "Maximum Amount"), and shall be in a combined aggregate principal amount at any time outstanding which shall not exceed $40 million:

      Name of Bank                   Maximum Amount
      ------------                   --------------
      Chase                           $20,000,000
      Boatmen's                       $10,000,000
      Mercantile                      $10,000,000

            2. NEW TERMINATION DATE. The phrase "Termination Date" as defined in the Line of Credit Agreement is hereby amended from March 1, 1997 to April 1, 1997. Accordingly, all references in the Line of Credit Agreement to the Termination Date shall hereafter refer to April 1, 1997.

            3.  NEW FORM OF NOTE.  Each executed Note in the form of
      Exhibit A to the Line of Credit Agreement as to which no sums are then due and payable thereunder shall be returned to Laclede immediately for cancellation, upon the holder Bank's receipt of an executed Note to that Bank in the form attached as Exhibit A to this amendatory agreement.

            4. ABSENCE OF MATERIAL ADVERSE CHANGE. The making of Advances under the Line of Credit Agreement as amended by this letter agreement is also subject to the absence of any material adverse change since December 31, 1996, in the financial condition of Laclede.

            5. RATIFICATION OF REMAINDER OF LINE OF CREDIT AGREEMENT. Subject only to the amendments expressly set forth in numbered Paragraphs 1 through 4 above, the Line of Credit Agreement is hereby ratified, confirmed and approved in all respects. Without limiting the generality of the foregoing, the interest rate on LIBO Rate Advances and the Facility Fee shall remain as specified in Paragraphs 6 and 7 of the Line of Credit Agreement.












                                 Page 31

The Chase Manhattan Bank
The Boatmen's National Bank of St. Louis
Mercantile Bank of St. Louis National Association
March 1, 1997



      Please indicate your acceptance of the terms of this amendatory agreement by signing in the appropriate space below and returning to Laclede Gas Company the enclosed duplicate of the original of this letter. This letter may be executed in counterparts, each of which shall be an original, and all of which when taken together, shall constitute one agreement which shall amend the Line of Credit Agreement as hereinbefore provided.

                                Very truly yours,

                                LACLEDE GAS COMPANY

                                By:  /s/ Ronald L. Krutzman
                                Name:  Ronald L. Krutzman
                                Title: Treas. & Asst. Secy.

Accepted and Agreed to as of
the date first written above.

THE CHASE MANHATTAN BANK


By:  /s/ Ronald Potter
Name:  Ronald Potter
Title:  Managing Director


THE BOATMEN'S NATIONAL BANK OF ST. LOUIS


By:  /s/ Thomas C. Guyton
Name:  Thomas C. Guyton
Title:  Vice President


MERCANTILE BANK OF ST. LOUIS NATIONAL ASSOCIATION


By:  /s/ Timothy W. Hassler
Name:  Timothy W. Hassler
Title:  Assistant Vice President













                                 Page 32

                                                   EXHIBIT A

                              NOTE

$  ,000,000                                        New York, New York
                                                   March 1, 1997

     FOR VALUE RECEIVED, the undersigned, LACLEDE GAS COMPANY, a Missouri corporation (the "Company"), hereby promises to pay to the order of
         (the "Bank"), at the office of the Bank at
                           : (a) on the last day of each Interest Period, as
defined in the letter agreement dated as of August 19, 1996, as amended by an amendatory agreement dated December 23, 1996, and as further amended by an amendatory agreement dated March 1, 1997 (said letter agreement, as thus amended, being hereinafter called the "Line of Credit Agreement") between the Company, the Bank and certain other banks, the aggregate unpaid principal amount of each Advance (as defined in the Line of Credit Agreement) made by the Bank to which such Interest Period relates; and (b)
on April 1, 1997, the lesser of $           and the aggregate principal
amount of all Advances made by the Bank under the Line of Credit Agreement and remaining unpaid; in each case in lawful money of the United States of America in immediately available funds. The undersigned promises to pay interest on the unpaid principal amount of each Advance at the rates and payable on the dates provided for in the Line of Credit Agreement.

The Company hereby waives diligence, presentment, demand, protest and notice of any kind. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

All Advances by the Bank evidenced by this Note, the interest rates applicable thereto and all payments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not affect the obligations of the Company under this Note.

This Note shall be construed in accordance with and governed by the laws of the State of New York and any applicable laws of the United States of America.

                           LACLEDE GAS COMPANY


                           By: ________________________

                           Name:   Ronald L. Krutzman

                           Title:  Treas. & Asst. Secy.







                                 Page 33

                              NOTE

$20,000,000                                        New York, New York
                                                   March 1, 1997

FOR VALUE RECEIVED, the undersigned, LACLEDE GAS COMPANY, a Missouri corporation (the "Company"), hereby promises to pay to the order of the Chase Manhattan Bank (the "Bank"), at the office of the Bank at 270 Park Avenue, 8th Floor, New York, New York 10017: (a) on the last day of each Interest Period, as defined in the letter agreement dated as of August 19, 1996, as amended by an amendatory agreement dated December 23, 1996, and as further amended by an amendatory agreement dated March 1, 1997 (said letter agreement, as thus amended, being hereinafter called the "Line of Credit Agreement"), between the Company, the Bank and certain other banks, the aggregate unpaid principal amount of each Advance (as defined in the Line of Credit Agreement) made by the Bank to which such Interest Period relates; and (b) on April 1, 1997, the lesser of $20,000,000 and the aggregate principal amount of all Advances made by the Bank under the Line of Credit Agreement and remaining unpaid; in each case in lawful money of the United States of America in immediately available funds. The undersigned promises to pay interest on the unpaid principal amount of each Advance at the rates and payable on the dates provided for in the Line of Credit Agreement.

The Company hereby waives diligence, presentment, demand, protest and notice of any kind. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

All Advances by the Bank evidenced by this Note, the interest rates applicable thereto and all payments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not affect the obligations of the Company under this Note.

This Note shall be construed in accordance with and governed by the laws of the State of New York and any applicable laws of the United States of America.

                           LACLEDE GAS COMPANY


                           By:  /s/ Ronald L. Krutzman

                           Name:   Ronald L. Krutzman

                           Title:  Treas. & Asst. Secy.








                                 Page 34

                  Loans by and Payments to the Bank
                  ---------------------------------
                  Referred to in the Foregoing Note
                  ---------------------------------


                                                                  Name of
                                                  Payments        Person
        Amount   Type of  Interest  Maturity                      Making
Date    of Loan  Loan     Rate      Date      Principal Interest  Notation
--------------------------------------------------------------------------














































                                 Page 35

                       THE CHASE MANHATTAN BANK



                                             March 1, 1997

Laclede Gas Company
720 Olive Street
St. Louis, Missouri  63101

Attention of: Ronald L. Krutzman, Treasurer & Asst. Secretary



                         Laclede Gas Company
                         -------------------
Dear Sirs:
            Reference is made to the line of credit letter agreement dated August 19, 1996, as amended by an amendatory agreement dated December 23, 1996, and as further amended by an amendatory agreement dated the date hereof, (said letter agreement, as thus amended, being hereinafter called the "Line of Credit Agreement") among the Chase Manhattan Bank ("Chase"), certain other banks and Laclede Gas Company ("Laclede") providing for advances by Chase to Laclede in an aggregate principal amount at any time outstanding not to exceed $20,000,000. Chase confirms that nothing in the Line of Credit Agreement is intended to alter the arrangements set forth in the letter of Chase to Laclede dated January 17, 1997, or the availability of up to $10,000,000 of advances thereunder on the terms set forth therein.

                                             Very truly yours,

                                             THE CHASE MANHATTAN BANK


                                             By:  /s/ Ronald Potter

                                             Name:  Ronald Potter

                                             Title:  Managing Director














                                 Page 36

                              NOTE

$10,000,000                                       New York, New York
                                                  March 1, 1997

FOR VALUE RECEIVED, the undersigned, LACLEDE GAS COMPANY, a Missouri corporation (the "Company"), hereby promises to pay to the order of THE BOATMEN'S NATIONAL BANK OF ST. LOUIS (the "Bank"), at the office of the Bank at One Boatmen's Plaza, 800 Market Street, St. Louis, Missouri 63166-0236:
(a) on the last day of each Interest Period, as defined in the letter agreement dated as of August 19, 1996, as amended by an amendatory agreement dated December 23, 1996, and as further amended by an amendatory agreement dated March 1, 1997 (said letter agreement, as thus amended, being hereinafter called the "Line of Credit Agreement"), between the Company, the Bank and certain other banks, the aggregate unpaid principal amount of each Advance (as defined in the Line of Credit Agreement) made by the Bank to which such Interest Period relates; and (b) on April 1, 1997, the lesser of $10,000,000 and the aggregate principal amount of all Advances made by the Bank under the Line of Credit Agreement and remaining unpaid; in each case in lawful money of the United States of America in immediately available funds. The undersigned promises to pay interest on the unpaid principal amount of each Advance at the rates and payable on the dates provided for in the Line of Credit Agreement.

The Company hereby waives diligence, presentment, demand, protest and notice of any kind. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

All Advances by the Bank evidenced by this Note, the interest rates applicable thereto and all payments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not affect the obligations of the Company under this Note.

This Note shall be construed in accordance with and governed by the laws of the State of New York and any applicable laws of the United States of America.

                              LACLEDE GAS COMPANY


                              By:  /s/ Ronald L. Krutzman

                              Name:   Ronald L. Krutzman

                              Title:  Treas. & Asst. Secy.







                                 Page 37

                  Loans by and Payments to the Bank
                  ---------------------------------
                  Referred to in the Foregoing Note
                  ---------------------------------


                                                                  Name of
                                                  Payments        Person
        Amount   Type of  Interest  Maturity                      Making
Date    of Loan  Loan     Rate      Date      Principal Interest  Notation
--------------------------------------------------------------------------














































                                 Page 38

             THE BOATMEN'S NATIONAL BANK OF ST. LOUIS



                                                March 1, 1997

Laclede Gas Company
720 Olive Street
St. Louis, Missouri  63101

Attention of: Ronald L. Krutzman, Treasurer & Asst. Secretary



                         Laclede Gas Company
                         -------------------

Dear Sirs:
            Reference is made to the line of credit letter agreement dated August 19, 1996, as amended by an amendatory agreement dated December 23, 1996, and as further amended by an amendatory agreement dated the date hereof (said letter agreement, as thus amended, being hereinafter called the "Line of Credit Agreement") among The Boatmen's National Bank of St. Louis ("Boatmen's"), certain other banks and Laclede Gas Company ("Laclede") providing for advances by Boatmen's to Laclede in an aggregate principal amount at any time outstanding not to exceed $10,000,000. Boatmen's confirms that nothing in the Line of Credit Agreement is intended to alter the arrangements set forth in the letter of Laclede to Boatmen's dated January 14, 1997, or the availability of up to $10,000,000 of advances thereunder on the terms set forth therein.

                                       Very truly yours,

                                       THE BOATMEN'S NATIONAL BANK OF
                                       ST. LOUIS,



                                       By:  /s/ Thomas C. Guyton

                                       Name:  Thomas C. Guyton

                                       Title:  Vice President










                                 Page 39

                              NOTE

$10,000,000                                       New York, New York
                                                  March 1, 1997

FOR VALUE RECEIVED, the undersigned, LACLEDE GAS COMPANY, a Missouri corporation (the "Company"), hereby promises to pay to the order of MERCANTILE BANK OF ST. LOUIS NATIONAL ASSOCIATION (the "Bank"), at the office of the Bank at Eighth & Locust, 12th Floor, St. Louis, Missouri 63101: (a) on the last day of each Interest Period, as defined in the letter agreement dated as of August 19, 1996, as amended by an amendatory agreement dated December 23, 1996, and as further amended by an amendatory agreement dated March 1, 1997 (said letter agreement, as thus amended, being hereinafter called the "Line of Credit Agreement"), between the Company, the Bank and certain other banks, the aggregate unpaid principal amount of each Advance (as defined in the Line of Credit Agreement) made by the Bank to which such Interest Period relates; and (b) on April 1, 1997, the lesser of $10,000,000 and the aggregate principal amount of all Advances made by the Bank under the Line of Credit Agreement and remaining unpaid; in each case in lawful money of the United States of America in immediately available funds. The undersigned promises to pay interest on the unpaid principal amount of each Advance at the rates and payable on the dates provided for in the Line of Credit Agreement.

The Company hereby waives diligence, presentment, demand, protest and notice of any kind. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

All Advances by the Bank evidenced by this Note, the interest rates applicable thereto and all payments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not affect the obligations of the Company under this Note.

This Note shall be construed in accordance with and governed by the laws of the State of New York and any applicable laws of the United States of America.

                              LACLEDE GAS COMPANY


                              By:  /s/ Ronald L. Krutzman

                              Name:   Ronald L. Krutzman

                              Title:  Treas. & Asst. Secy.







                                 Page 40

                  Loans by and Payments to the Bank
                  ---------------------------------
                  Referred to in the Foregoing Note
                  ---------------------------------


                                                                  Name of
                                                   Payments       Person
        Amount   Type of  Interest  Maturity                      Making
Date    of Loan  Loan     Rate      Date      Principal Interest  Notation
--------------------------------------------------------------------------
















































                                 Page 41

         THE MERCANTILE BANK OF ST. LOUIS NATIONAL ASSOCIATION



                                                  March 1, 1997

Laclede Gas Company
720 Olive Street
St. Louis, Missouri  63101

Attention of: Ronald L. Krutzman, Treasurer & Asst. Secretary



                         Laclede Gas Company

Dear Sirs:
            Reference is made to the line of credit letter agreement dated August 19, 1996, as amended by an amendatory agreement dated December 23, 1996, and as further amended by an amendatory agreement dated the date hereof (said letter agreement, as thus amended, being hereinafter called the "Line of Credit Agreement") among Mercantile Bank of St. Louis National Association ("Mercantile"), certain other banks and Laclede Gas Company ("Laclede") providing for advances by Mercantile to Laclede in an aggregate principal amount at any time outstanding not to exceed $10,000,000. Mercantile confirms that nothing in the Line of Credit Agreement is intended to alter the arrangements set forth in the letter of Mercantile to Laclede dated January 17, 1997, or the availability of up to $10,000,000 of advances thereunder on the terms set forth therein.

                                        Very truly yours,

                                        MERCANTILE BANK OF ST. LOUIS
                                        NATIONAL ASSOCIATION



                                        By:  /s/ Timothy W. Hassler

                                        Name:  Timothy W. Hassler

                                        Title:  Assistant Vice President












                                 Page 42